SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

I.              Evergreen Alabama Municipal Bond Fund (the “Fund”)

             Effective December 7, 2006, the section in the Fund’s prospectus entitled “INVESTMENT GOAL” is replaced with the following:

             The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and Alabama state income tax as part of a long-term strategy of achieving tax-advantaged total return.

II.             Evergreen Florida High Income Municipal Bond Fund (the “Fund”)

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT GOAL

             Currently the Fund seeks to provide a high level of current income that is exempt from federal regular income tax and Florida state intangibles tax.

             The State of Florida recently repealed the intangibles tax, effective January 2007. In light of this change, the Fund will now invest without regard to the Florida intangibles tax.

             Effective on or about March 1, 2007, Evergreen Florida High Income Municipal Bond Fund is renamed Evergreen High Income Municipal Bond Fund.

             Any reference to Evergreen Florida High Income Municipal Bond Fund in the Fund’s prospectus and SAI should be considered amended to reflect this change.

             In the section of the Fund’s prospectus entitled “OVERVIEW OF FUND RISKS,” the first bullet-point in the sub-section entitled “typically rely on a combination of the following strategies” is replaced with the following:

             * normally investing at least 80% of their assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax (applicable to all Funds), and from state income tax (not applicable to Florida High Income Municipal Bond Fund and Evergreen Florida Municipal Bond Fund)

             In the section of the Fund’s prospectus entitled “FUND FACTS,” the first bullet-point in the sub-section entitled “Goal” is replaced with the following:

             * High Current Income Exempt from Federal Income Tax

             Effective on or about March 1, 2007, the section in the Fund’s prospectus entitled “INVESTMENT GOAL” is replaced with the following:

             The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

             The first two paragraphs of the section entitled “INVESTMENT STRATEGY” in the Fund’s prospectus are replaced with the following:

             The following supplements the investment strategies discussed in “Overview of Fund Risks” on Page 2.

             The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund invests, under normal market conditions, primarily in municipal bonds with the potential of earning high income which have been given at the time of purchase medium and lower ratings by a nationally recognized statistical ratings organization (for example, Baa through C by Moody’s Investors Service, Inc. or BBB through C by Standard & Poor’s Ratings Services (S&P)) and unrated securities which are determined by the Fund’s portfolio manager to be of comparable quality. The Fund will not invest in securities that are in default (i.e., rated D by S&P).  Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable. In purchasing municipal securities, the portfolio manager analyzes how well he believes the securities fit into the Fund’s overall portfolio strategy, credit criteria, and the potential value of the securities relative to the municipal market prices.

             It is likely that a substantial portion of the Fund’s assets will continue to be invested in securities of Florida issuers for a period following March 1, 2007, pending investments in a more geographically diverse portfolio of securities over time.

III.           Evergreen Florida Municipal Bond Fund (the “Fund”)

             The State of Florida recently repealed the intangibles tax, effective January 1, 2007.  As a result of this repeal, none of the municipal securities held by the Fund will any longer have a state tax advantage.

The Board of Trustees of the Evergreen funds, at a meeting held on December 7, 2006, approved a proposal to merge the Fund into Evergreen Municipal Bond Fund (“Municipal Bond Fund”) and to submit that proposal for the approval of the Fund’s shareholders.  If the shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to Municipal Bond Fund and shareholders of the Fund will receive shares of Municipal Bond Fund in exchange for their shares of the Fund.  If approved, the reorganization is proposed to take place in May 2007.

IV.           Evergreen Georgia Municipal Bond Fund (the “Fund”)

             Effective December 7, 2006, the section in the Fund’s prospectus entitled “INVESTMENT GOAL” is replaced with the following:

             The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and Georgia state income tax as part of a long-term strategy of achieving tax-advantaged total return.

V.            Evergreen Maryland Municipal Bond Fund (the “Fund”)

             Effective December 7, 2006, the section in the Fund’s prospectus entitled “INVESTMENT GOAL” is replaced with the following:

             The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and Maryland state income tax as part of a long-term strategy of achieving tax-advantaged total return.

VI.           Evergreen North Carolina Municipal Bond Fund (the “Fund”)

             Effective December 7, 2006, the section in the Fund’s prospectus entitled “INVESTMENT GOAL” is replaced with the following:

             The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and North Carolina state income tax as part of a long-term strategy of achieving tax-advantaged total return.

VII.         Evergreen South Carolina Municipal Bond Fund (the “Fund”)

             Effective December 7, 2006, the section in the Fund’s prospectus entitled “INVESTMENT GOAL” is replaced with the following:

             The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and South Carolina state income tax as part of a long-term strategy of achieving tax-advantaged total return.

VIII.        Evergreen Virginia Municipal Bond Fund (the “Fund”)

             Effective December 7, 2006, the section in the Fund’s prospectus entitled “INVESTMENT GOAL” is replaced with the following:

             The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and Virginia state income tax as part of a long-term strategy of achieving tax-advantaged total return.

December 7, 2006	578244 (12/06)